UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act
                                   of 1934

    Date of Report (Date of Earliest Event Reported):  April 14, 2004

                                INNOVO GROUP INC.
             (Exact name of registrant as specified in charter)

     Delaware                       0-18926            11-2928178
(State or other jurisdiction  (Commission File No.)  (IRS Employer
    of incorporation)                              Identification No.)

   5804 East Slauson Avenue,  Commerce, California         90040
      (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (323) 725-5516

                                 No Change
    (Former name or former address, if changed since last filing)


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Item 12.  Results of Operations and Financial Conditions

On April 14, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference regarding its financial statements presented in its quarterly report on Form 10-Q for the first quarter ended
February 28, 2004 filed with the Securities and Exchange Commission on April 13, 2004.

The information, including the exhibits attached hereto, in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

                                     <2>

                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  April 15, 2004         By:  /s/ Samuel J. Furrow, Jr.
                                 ---------------------------
                                 Samuel J. Furrow, Jr.
                                 Chief Executive Officer and
                                 Director
                                 (Principal Executive Officer)


                        Exhibit Index

Exhibit
Number    Description

Exhibit 99.1     Press Release dated April 14, 2004



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